TIFF INVESTMENT PROGRAM, INC.

Supplement Dated May 24, 2011
to the Prospectus and Statement of Additional Information Dated April 29, 2011

At a special meeting of members of TIFF Multi-Asset Fund (“MAF” or the “fund”) held on May 23, 2011, members of MAF approved an Amended and Restated Advisory Agreement (“New Advisory Agreement”) between TIFF Investment Program, Inc. (“TIP”), on behalf of MAF, and TIFF Advisory Services, Inc. (“TAS”).  As a result of the approval of the New Advisory Agreement, the following fee schedule will become effective on June 1, 2011, for investment advisory services provided to MAF by TAS:

	Breakpoint (Net Assets)	Rate Per Annum
First	$1,000,000,000	0.25%
Next	$1,000,000,000	0.23%
Next	$1,000,000,000	0.20%
Over	$3,000,000,000	0.18%

The following information replaces similar disclosures on page 1 of the prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  The ‘‘Redemption Fees’’ shown in this table are referred to as ‘‘exit fees’’ elsewhere in this prospectus.

Shareholder Fees
(fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.72%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.60%

Total Annual Fund Operating Expenses [a], [b]	1.49%

[a] Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the fee schedule in the New Advisory Agreement.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$252	$574	$918	$1,891

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$201	$519	$859	$1,821

The following information replaces similar disclosures on page 35 of the prospectus:

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Multi-Asset Fund’s average daily net assets.  Effective June 1, 2011, the manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion.  Prior to June 1, 2011, the manager received 0.20% per year on the first $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on amounts above $2.5 billion.

John Thorndike (Deputy Chief Investment Officer, Marketable Investments), who serves as portfolio manager to MAF, joined TAS in 2004.  Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College.  Mr. Thorndike consults regularly with Larry Lebowitz, TAS’s President and Chief Investment Officer and TIP’s Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Proposal to liquidate TIFF International Equity Fund (“IEF”) and TIFF US Equity Fund (“USEF”) through a combination with TIFF Multi-Asset Fund

The TIP Board, in consultation with TAS management, has determined that the continued offering of IEF and USEF is not in the best interests of the respective funds’ members.  Accordingly, the TIP Board has approved, and members of IEF and USEF will be asked to approve, at a special meeting of members expected to be held before the end of the year, a proposal to combine each of IEF and USEF with and into MAF.  If the proposed transactions are approved by members, MAF will acquire all of the assets and stated liabilities of each of IEF and USEF and, in return, will issue to IEF and USEF shares of MAF having a value equal to the value of the assets, net of the liabilities, acquired by MAF.  The shares of MAF will then be distributed to members of IEF and USEF in exchange for their IEF and USEF shares, and IEF and USEF will be liquidated.  As a result, members of IEF and USEF as of the effective date of the transactions will become members of MAF.

If the proposed transactions are approved by IEF and USEF members, IEF and USEF members will be offered the opportunity to redeem the MAF shares that they receive as part of the transactions within five (5) business days immediately following the closing of the transactions without paying the 0.50% exit fee normally assessed by MAF on redemptions provided that a member wishing to take advantage of this redemption fee waiver gives advance written notice to TAS of its intention to redeem in accordance with the instructions for giving such notice that will be provided by TAS.

It is anticipated that in the coming months members of IEF and USEF will receive a joint proxy statement/prospectus requesting their votes on the proposed transactions.  If approved by members, and subject to receipt of a private letter ruling from the Internal Revenue Service, the transactions are currently expected to be completed before the end of the year.  IEF and USEF were closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions) effective April 1, 2011.

Members of IEF and USEF as of the applicable record date will receive proxy materials containing information about the special meeting of members and the matters to be voted upon.  Only members of IEF and USEF will be entitled to vote on the proposal to combine IEF and USEF with and into MAF.  Members that do not hold shares of the applicable fund as of the record date will not be entitled to vote.  The proxy materials will also be available, free of charge, on the SEC's website at www.sec.gov, on TIFF’s website at www.tiff.org, or by calling TIFF at 800-984-0084.

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The following information replaces similar disclosures on page 6 of the statement of additional information:

Advisor Compensation.  As compensation for services rendered by TAS under the advisory agreements, each fund pays TAS a monthly fee calculated by applying the following annual percentage rates to such fund’s average daily net assets for the month:

	MAF	IEF	USEF	STF
On first $500mm	0.25%	0.15%	0.15%	0.03%
On next $500mm	0.25%	0.13%	0.13%	0.03%
On next $500mm	0.23%	0.11%	0.11%	0.02%
On next $500mm	0.23%	0.09%	0.09%	0.02%
On next $500mm	0.20%	0.07%	0.07%	0.01%
On next $500mm	0.20%	0.05%	0.05%	0.01%
On remainder (>$3 billion)	0.18%	0.05%	0.05%	0.01%

This supplement replaces the supplement dated April 29, 2011.
Please retain this supplement with your records.